JUNE 2014 Healthcare Trust of America, Inc. (HTA) Investor Presentation Exhibit 99.1

Leading owner of Medical Office Buildings FORWARD LOOKING STATEMENTS This document contains both historical and forward‐looking statements. Forward‐looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements include information concerning possible or assumed future results of operations of our company. The forward‐looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward‐looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward‐looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2013 Annual Report on Form 10‐K and our quarterly report on Form 10‐Q for the quarter ended March 31, 2014. Forward‐looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward‐looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same‐property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on‐campus/aligned, and tenant retention, please see our company’s earnings press release issued on April 29, 2014 and our company’s Supplemental Financial Package for the quarter ended March 31, 2014, each of which is available in the investor relations section of our company’s website located at www.htareit.com. 1

HTA Overview 2 Dedicated Medical Office Building  Owner Core, Critical Real Estate Focused Asset Management and  Leasing Disciplined, Accretive Investments Strong, Conservative Balance  Sheet

HTA Overview

- **HTA is a leading, dedicated owner of medical office buildings ("MOBs") in the United States. We believe medical office buildings one of the most stable healthcare real estate sectors and should generate growing income and long term appreciation over time.**

- **The healthcare sector is experiencing significant macroeconomic tailwinds**
  - Aging demographics
  - Affordable Care Act adding 25 to 35 million insured
  - Strong healthcare employment growth – fastest growing sector in the U.S.

- **MOBs are traditional real estate with different economic drivers than senior housing and skilled nursing facilities**
  - HTA controls ongoing leasing and building operations, not an operating partner
  - MOBs have average lease terms of 5-7 years, allowing for improvement with economy
  - Supply of new MOBs is low – positive for long term fundamentals

- **The Company performed well over the last 6 quarters and is positioned well for continued growth**
  - Same store growth of more than 3.0% for each quarter in 2013 and 1Q14
  - Portfolio leases rate has increased to 91.2% at 1Q14 from 90.9% at 1Q13
  - Announced $200mm of 2014 acquisitions closed or under contract

- **The Company is committed to a strong and conservative balance sheet with an investment grade rating**
  - Moody's upgraded to Baa2 in December 2013 generating interest expense savings of 2.5 million for 2014
  - Standard and Poor's upgraded BBB in May 2014
  - Balance sheet is positioned for growth with leverage of only 31% at 03/31/14

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NYSE Listed Total Shareholder Returns 4 • Since Founding: Total Returns of 105%, over 9.5% per annum (1/1/2007 to 5/30/2014) • Since Listing: Total Returns of 37%, over 16% per annum (6/6/12 to 5/30/2014) • Significantly outperformed RMZ and S&P during both of these periods HTA Total Returns Since Inception +105% +55% +30% HTA Founded – Public, Non-Traded REIT ‐75% ‐55% ‐35% ‐15% 5% 25% 45% 65% 85% 105% 125% 2 0 0 7 2 0 0 7 2 0 0 7 2 0 0 7 2 0 0 8 2 0 0 8 2 0 0 8 2 0 0 8 2 0 0 9 2 0 0 9 2 0 0 9 2 0 0 9 2 0 1 0 2 0 1 0 2 0 1 0 2 0 1 0 2 0 1 1 2 0 1 1 2 0 1 1 2 0 1 1 2 0 1 2 2 0 1 2 2 0 1 2 2 0 1 2 2 0 1 3 2 0 1 3 2 0 1 3 2 0 1 3 2 0 1 4 2 0 1 4 HTA US REIT Index (RMS) S&P 500

Leading owner of Medical Office Buildings Note: As of  03/31/14, unless otherwise noted 1 Includes 2014 announced acquisitions closed or under contract 2 Gross assets is defined as Total GAAP assets + accumulated real estate and depreciation and amortization 3 EBITDA for 1Q14 presented on an annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Change in fair value of Derivatives + Acquisition  Expenses + Transition and Listing Expenses. Refer to the “Forward Looking Statements” on Page 1 as the estimates and assumed annualized number may exceed actual results 4 Tenant Renewal Ratio is defined as the sum of the total GLA of tenants that renew an expiring lease over the total GLA of expiring leases 43% Credit  Tenants Not Rated Credit Rated Tenants (Based on Annualized Base Rent) Company Snapshot Gross real estate investments ($bn) 1 $3.2  Total Portfolio gross leasable area (GLA) 1 14.5mm Investment grade tenants (annualized base rent) 41% Credit‐rated tenants (annualized base rent) 57% % of Portfolio on or adjacent to Campus / Aligned 96% Average remaining lease term for all buildings (years) 6.2 Average remaining lease term for single‐tenant buildings (years) 8.3 Average remaining lease term for multi‐tenant buildings (years) 5.1 Credit ratings Baa2 (Stable)/BBB (Stable) Liquidity at 03/31/14($mm) $602 Total Debt/ Total Enterprise Value 31.1% Total Debt/ Total Gross Assets 2 38.4% Total Net Debt/ 1Q13 PF Annualized EBITDA 3 5.3x Weighted average interest rate 3.82% Presence in 27 States (Based on GLA)1 TX 13% FL 12% AZ 10% IN 9% PA 9% SC 8% NY 6% GA 5% Other  28% 57% – 91.2% leased rate – Lease rollover of 6.2% through 2014 – Tenant Renewal Ratio of 75% in 1Q144 Medical Office Building Focus – 91% of GLA 5

Sector Overview 6

Favorable Macroeconomic Trends 7 Aging PopulationHealthcare Sector is Growing Sources: Centers for Medicare & Medicaid Services, U.S. Census Bureau, Bureau of Labor Statistics, Congressional Budget Office, Rosen Consulting Group  41% 38% 25% 24% 24% 18% 11% 0% 20% 40% 60% Occupational Therapists &… Physician Assistants Registered Nurses Healthcare Techs Total Healthcare Physicians and Surgeons All Occupations ‐ Total U.S. Projected U.S. Employment Growth (2012‐2022 Est) Affordable Care Act Expands AccessHealthcare Employment Is Strong 10% 12% 14% 16% 18% 20% 22% 0 20 40 60 80 100 1980 1990 2000 2010 2020f 2030f 2040f 2050f % of  PopulationMillions 65+ Population 65+ Population and % of Population % of Population Additional Insured by 2020 4% 6% 8% 10% 12% 14% 16% 18% 20% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015f 2020f % of GDP Total National Health Expenditures Spending as a % of GDP Annual U.S. Healthcare Expenditures Trillions 200 210 220 230 240 250 Before ACA After ACA 221 226

MOB Opportunity Sources: Green Street Advisors, Marcus & Millichap, Rosen Consulting Group 8 Public REIT  Owners 6% Other  Owners  94% Large, Fragmented Industry On‐Campus is the Best Location • Hospitals create strong tenant demand and  retention • Maximizes utilization of significant hospital  infrastructure and ancillary services  • Cost‐effective location for growth in  outpatient services • Limited developable land around hospital  campuses • Medical Office is a $250Bn sector • Limited development in last 3 years • Health systems selling assets to invest in physicians  and technology Location is Critical Medical Office

MOB Supply and Demand Sources: Marcus & Millichap, Rosen Consulting Group 9 Limited New Supply • Rental rates are still below 2008 levels • Rates are now experiencing positive growth • Supply and demand could have favorable  impact on rates in the future • Barriers to entry for On‐Campus MOBs • Recovery in traditional office could positively  impact tenant comparisons Constrained Rents 0 5 10 15 20 25 30 2008 2009 2010 2011 2012 2013 SF, Millions Medical Office Construction Completions ‐4% ‐2% 0% 2% 4% 6% 8% 10% $19 $20 $21 $22 $23 $24 $25 $26 $27 2008 2009 2010 2011 2012 2013 2014f 2015f 2016f Annual  Growth$/SF per Year Medical Office Asking Rental Rate Rental Rate YoY Rent Growth • Medical office development has declined by  70% since 2008 • Near term development is expected to remain  limited • Limited new supply, despite expected increase  in healthcare utilization

Portfolio Overview 10

Leading owner of Medical Office Buildings National Portfolio: 14.5 Million Square Feet in 27 States* 11 Key Markets * As of 03/31/14, including announced acquisitions closed or under contract Presence in 27 States

Leading owner of Medical Office Buildings In‐House Property Management Fully Integrated Asset Management Platform Strong Portfolio Growth from Asset Management • 8 Regional Offices with focused leasing teams • Local property managers and building engineers covering  89% of HTA’s portfolio at 03/31/14 12 Strong Portfolio Fundamentals Organization Focused Entirely on Meeting  Physician and Health System’s  Unique Demands Institutionalized Management Platform =  Operating Efficiencies and Cost Reductions Specialized Leasing Capabilities Operating Performance is Strong • Same Store Growth over 3.0% for last 6 quarters • Portfolio leased rate of 91.2% 1Q14, an increase of  30bps YoY Q113 • Good leasing pipeline with larger tenants • Rents rolling slightly positive 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2010 2011 2012 2013 1Q14

Investments Overview 13

Leading owner of Medical Office Buildings Investment Criteria 14 Disciplined growth while focused on maintaining a strong balance sheet Key Investment Criteria (i) On‐Campus – Core, Critical Real Estate (ii) Affiliated with dominant health system expanding on‐campus (iii) Ability to service with HTA’s in‐house asset management platform (iv) Stabilized occupancy, strong rental rate fundamentals (v) Generally $25 to $75 million in size – meaningful to HTA (vi) Long term relationships with sellers – generally developers and health systems (vii) Accretive to cost of capital

Leading owner of Medical Office Buildings 2014 Acquisitions 15 *Note: Includes announced acquisitions under contract or expected to close 2014 Announced Acquisitions* Total Investments ($)               $200 million  Geographic Locations (by GLA) Total GLA (Square Feet)          444 thousand  Boston                    57% Occupancy at closing                             96%  Miami                     25% On‐Campus                                             88%  Baltimore               18%

Financial Policies and Performance 16

• $27 million of unrestricted cash as of 03/31/14 • $575 million credit facility availability as of 03/31/14 • Weighted average borrowing cost of 3.82% • Weighted average debt maturity of 5.0 yrs3 Strong, Flexible Balance Sheet Total Debt / 2014 EBITDA203/31/2014 Capital Structure1 1 Based on gross assets of 03/31/2014 2 Source SNL Financial consensus 2014 EBITDA 3 Pro forma for term loan refinancing in January 2014, including the extension option to 2019 Balance Sheet Capacity 17 Secured  Debt  10.1% Unsecured  Debt  21.0% Equity  68.9% Debt Maturities1,3 ($mm) $6  $74  $122  $101  $13  $86  $75 $300 $455 $0 $100 $200 $300 $400 $500 $600 2014 2015 2016 2017 2018 2019+ Secured debt Unsecured Debt % of Total         0.5%  6.0%                16.0%                8.2%                  25.4%              43.9% 5.3x 4.8x 5.7x 6.4x 6.5x ‐1.0x 1.0x 3.0x 5.0x 7.0x 9.0x HTA HCP VTR HCN HR S&P AND MOODY’S UPGRADED HTA CREDIT TO BBB / BAA2 IN LAST 6 MONTHS

HTA – Company Highlights Medical Office Building Specialist 91.2% Leased Rate in Defensive, Growing Asset Class Low Leverage, High Liquidity Strong Industry & Macroeconomic Trends 18 Portfolio Expansion through Disciplined Acquisitions Strong Historical Returns